                                                                 Exhibit (e)(1)

LOGO [AIG]                               INDIVIDUAL LIFE INSURANCE APPLICATION
                                                       SINGLE INSURED - PART A

[_]AMERICAN GENERAL LIFE INSURANCE COMPANY, 2727-A Allen Parkway, Houston, TX 77019
[_]THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, One World Financial Center, 200 Liberty St., New York, NY 10281
A member of American International Group, Inc. (AIG)

The insurance company checked above ("Company") is responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments.

-----------------------------------------------------------------------------------------------------------------------------
1.  PRIMARY PROPOSED INSURED
    First Name _____________________________________________ MI ___ Last Name_____________________________ Gender [_] M [_] F
    SSN_______________________ Birthplace* (US State, or country) _______________________ DOB_____________ Current Age ____
    TOBACCO USE Has the Primary Proposed Insured ever used any form of tobacco or nicotine products? [_] yes [_] no
    Type and Quantity Used ________________________ If yes, a current user? [_] yes [_] no  If no, date of last use ________
    Driver's License [_] yes [_] no License State___________________________ Number_________________________________________
    If over age of 16 and no license, please explain. ______________________________________________________________________
    Address _____________________________________________________ City ___________________ State________ ZIP _______________
    Primary Phone_____________________ Alternate Phone________________________ Email _______________________________________
    Employer _________________________ Occupation_____________________________ Date of Employment (mm/dd/yy)________________
    Job Duties _______________________________________________________________ Average No. of hours worked per week_________
    Actively at work? [_] yes [_] no  Able to perform all job duties? [_] yes [_] no  If either is no, explain _____________
    Personal Earned Income (Annual): $ __________________ Household Income (Annual): $ ____________ Net Worth $ ____________
    Personal Earned Income means monies received for work performed.
    If Primary Proposed Insured is not self-supporting or is a child under age 18, what amount of insurance is in force and/or pending on:
       Owner $_________ Spouse $__________ Father $_________ Mother $_________ Siblings $__________ Premium Payor $________
    CITIZENSHIP U.S. Citizen or Permanent Resident Card holder [_] yes [_] no    If no, answer the following:
    Country of Citizenship _______________________ Date of Entry ____________ Visa Type ___________ (Copy of Visa Required)
    Own property or have a mortgage in the U.S.? [_] yes [_] no    Plan to remain in the U.S.? [_] yes [_] no
-----------------------------------------------------------------------------------------------------------------------------
2.  OWNER - COMPLETE IF PRIMARY PROPOSED INSURED IS NOT THE OWNER - (If Owner is a business, charitable entity or trust, answer question 5 below.)
    First Name _____________________________________________ MI ___ Last Name_____________________________ Gender [_] M [_] F
    SSN ______________________________ DOB _____________________ Relationship to Proposed Insured __________________________
    Driver's License [_] yes [_] no License State___________________________________ Number_________________________________
    U.S. Citizen [_] yes [_] no If no, Country of Citizenship __________________________________ Date of Entry______________
    Visa Type ________________________________________________________________________________ Exp. Date ___________________
    Address ________________________________________________________ City __________________ State_______ ZIP ______________
    Primary Phone __________________________ Email _________________________________________________________________________
    (If contingent Owner is required, use question 12.)
-----------------------------------------------------------------------------------------------------------------------------
3.  REASON FOR INSURANCE - (If Business, complete Financial Questionnaire)_________________________________________________
-----------------------------------------------------------------------------------------------------------------------------
4.  BENEFICIARY - (If Beneficiary is a business, charitable entity or trust, answer question 5 below.)

    -----------------------------------------------------------------------------------------------------------------
                                              DOB                       Phone                    Share  Beneficiary
    No.                Name                 mm/dd/yy       SSN          Number      Relationship   %       Type
    -----------------------------------------------------------------------------------------------------------------
     1                                                                                                 [_] Primary
        -----------------------------------------------------------------------------------------------
                                                                                                       [_] Contingent
        Address:                                             Email:
    -----------------------------------------------------------------------------------------------------------------
     2                                                                                                 [_] Primary
        -----------------------------------------------------------------------------------------------
                                                                                                       [_] Contingent
        Address:                                             Email:
    -----------------------------------------------------------------------------------------------------------------
     3                                                                                                 [_] Primary
        -----------------------------------------------------------------------------------------------
                                                                                                       [_] Contingent
        Address:                                             Email:
---------------------------------------------------------------------------------------------------------------------

*for identification purposes only
ICC15-108087                              Page 1 of 4           [BARCODE]

---------------------------------------------------------------------------------------------------------------------------------
5.  ENTITY INFORMATION - Complete if Owner or Beneficiary is a business, charitable entity or trust. If applicable, complete the
    Certification of Trust.
    (Check the applicable boxes information applies to: [_] Owner and/or [_] Beneficiary. If also the Premium Payor, complete section 9E.)
    Exact Name _________________________________________________________________________________ Tax ID # _______________________
    Address __________________________________________________________ City __________________________ State______ ZIP __________
    Current Trustee Name _______________________________________________________________________ Date of Trust___________________
    Corporate Officer Name _____________________________________________________________________ Title __________________________
    Email Address of applicable Trustee or Corporate Signer _____________________________________________________________________
    Relationship to Proposed Insured______________________________ Type of Entity (SCorp, CCorp, DBA, etc.) _____________________
---------------------------------------------------------------------------------------------------------------------------------
6.  PRODUCT - Signed Illustration/Quotation is required for all UL & VUL products.
    Plan Name (Complete appropriate supplemental application if applicable. For Index UL, complete the Index UL Supplemental
    Application.)
    _____________________________________________________________________________________________________________________________
    Term Duration** ______________________________________________________ Premium Class Quoted _________________________________
    Amount Applied For: Base Coverage $ __________________________________ Supplemental Coverage** $ ____________________________
    Death Benefit Compliance Test Used**: [_] Guideline Premium [_] Cash Value Accumulation|Automatic Premium Loan**: [_] yes
    [_] no
---------------------------------------------------------------------------------------------------------------------------------
7.  DEATH BENEFIT OPTIONS - (For UL & VUL only) [_] Level [_] Increasing
---------------------------------------------------------------------------------------------------------------------------------
8.  RIDERS/BENEFITS - Refer to Rider Reference Page for riders and benefits available per product.

    [_] Accidental Death Benefit $______      [_] Waiver of Monthly                    [_] Other #4 ___________________________
    [_] Child Rider/1/ $________________          Guarantee Premium                        Amount/Unit(s) _____________________
        [_] No current children               [_] Waiver of Premium                    1 - Complete Child Rider Supplement
    [_] Chronic Illness Rider (AAS)/2/        [_] Other #1 _____________________       2 - Complete Chronic Illness Supplement
    [_] Lifestyle Income/3/                       Amount/Unit(s) _______________       3 - Chronic Illness Rider (AAS) required
        Withdrawal Benefit Basis % _____      [_] Other #2 _____________________           with Lifestyle Income when AAS is
    [_] Terminal Illness                          Amount/Unit(s) _______________           approved. This requirement varies by
    [_] Waiver of Monthly Deduction           [_] Other #3 _____________________           product. Complete Chronic Illness
                                                  Amount/Unit(s) _______________           Supplement, if applicable.

--------------------------------------------------------------------------------------------------------------------------------
9.  PREMIUM PAYMENT  [_] Modal $ __________________ [_] Single $ _________________ [_] Additional/Lump Sum $ ____________________
    A.  FREQUENCY OF MODAL PREMIUM:    [_] Annual    [_] Semi-annual          [_] Quarterly      [_] Monthly (Bank Draft only)
    B.  METHOD: [_] Direct Billing [_] Bank Draft (Complete Bank Draft Authorization) [_] List Bill: Number _____________________
        [_] Credit Card - Initial Premium Only (Complete Credit Card Authorization) [_] Other (Please explain)___________________
    C.  AMOUNT SUBMITTED WITH APPLICATION $ __________________________________
    D.  SPECIAL DATING (not available for VUL products): Save Age................................................ [_] yes [_] no
    E.  PREMIUM PAYOR (Complete if Payor is other than Owner or if Owner is Trustee.)
        First Name ____________________________________________ MI _____ Last Name ____________________________Gender [_] M [_] F
        SSN or Tax ID # _____________________ Relationship to Primary Proposed Insured __________________________________________
        Driver's License [_] yes [_] no License State _____________ Number_________________________________ DOB _________________
        U.S. Citizen [_] yes [_] no If no, Country of Citizenship ___________________________________ Date of Entry______________
        Visa Type _________________________________________________________________________________ Exp. Date ___________________
        Address ____________________________________________________ City ______________________ State_______ ZIP _______________
        If Payor is different from the Insured or the Owner and Bank Draft or Credit Card is not the chosen form of payment, also complete the Payor Authorization Form.
--------------------------------------------------------------------------------------------------------------------------------
10. EXISTING COVERAGE AND REPLACEMENTS
    "Replace" means that the life insurance policy being applied for may replace, change or use monetary value from an existing or pending life insurance policy or annuity contract. If the transaction is a replacement, also complete the replacement-related form for the state where the application is signed.
    A.  DOES THE PRIMARY PROPOSED INSURED HAVE ANY EXISTING ANNUITY, LIFE INSURANCE, OR DISABILITY INSURANCE OR
        HAVE ANY APPLICATION PENDING FOR SUCH COVERAGE WITH THIS COMPANY OR ANY OTHER COMPANY?................... [_] YES [_] NO

 **Complete only if applicable
 ICC15-108087                         Page 2 of 4             [BARCODE]

   B.  IF QUESTION 10A IS ANSWERED "YES", PLEASE PROVIDE THE FOLLOWING INFORMATION:
   ------------------------------------------------------------------------------------------------------------------------------
                                                   Year     Coverage       Benefit         Type      Coverage Being     1035
   No.              Policy Number                of Issue  (see below)  Period (if DI)  (see below)    Replaced?      Exchange?
   ------------------------------------------------------------------------------------------------------------------------------
    1                                                                                                 [_] Y [_] N    [_] Y [_] N
       --------------------------------------------------------------------------------------------------------------------------
       Company Name: ____________________________________________________________________ Amount of Coverage $ __________________
   ------------------------------------------------------------------------------------------------------------------------------
    2                                                                                                 [_] Y [_] N    [_] Y [_] N
       --------------------------------------------------------------------------------------------------------------------------
       Company Name: ____________________________________________________________________ Amount of Coverage $ __________________
   ------------------------------------------------------------------------------------------------------------------------------
    3                                                                                                 [_] Y [_] N    [_] Y [_] N
       --------------------------------------------------------------------------------------------------------------------------
       Company Name: ____________________________________________________________________ Amount of Coverage $ __________________
   ------------------------------------------------------------------------------------------------------------------------------
   COVERAGE: LI=Life, H=Health, A=Annuity, LT=LTC, DI= Disability Income    TYPE: i=individual, b=business, g=group, p=pending

----------------------------------------------------------------------------------------------------------------------------------
11. BACKGROUND INFORMATION - Provide details specified for all "Yes" answers or complete applicable questionnaires.
    A.  Does the Primary Proposed Insured intend to travel or reside outside of the United States or
        Canada within the next two years? (If yes, list country(ies), city(ies), date, length of stay(s), and purpose or complete the Foreign Travel and Residence Questionnaire)......................... [_] yes [_] no

        ________________________________________________________________________________________________________
    B.  In the past five years, has the Primary Proposed Insured flown as a pilot, student pilot or crew member of any aircraft, or have any intention to do so in the next two years? (If yes, complete the Aviation Questionnaire)..................................................................... [_] yes [_] no
    C.  In the past five years, has the Primary Proposed Insured engaged in motor sports events or racing (auto, truck, motorcycle, boat, etc.); rock or mountain climbing; skin or scuba diving;
        aeronautics (hang-gliding, sky diving, parachuting, ultra light, soaring, ballooning,) or have any intention to do so in the next two years? (If yes, complete the Avocation Questionnaire)............. [_] yes [_] no
    D.  Has the Primary Proposed Insured ever had an application for insurance modified, rated, declined, postponed or withdrawn? (If yes, list type of coverage, date and reason)....................... [_] yes [_] no

        ________________________________________________________________________________________________________
    E.  Has the Primary Proposed Insured ever filed for bankruptcy, or have the intention to seek bankruptcy protection within the next 12 months? ( If filed, list chapter filed, date, reason, and discharge date)...................................................................................... [_] yes [_] no

        ________________________________________________________________________________________________________
    F.  In the past five years, has the Primary Proposed Insured pled guilty or been convicted of any driving violations to include driving under the influence of alcohol or drugs? (If yes, list date, state, license #, and specific violation).......................................................... [_] yes [_] no

        ________________________________________________________________________________________________________
    G.  Has the Primary Proposed Insured ever been convicted of, or is currently charged with, a felony or misdemeanor? (If yes, list date, county, state, charge, current status and if currently incarcerated or on parole or probation.)....................................................... [_] yes [_] no

        ________________________________________________________________________________________________________
    H.  Is the Primary Proposed Insured an active duty service member of the U.S. Armed Forces? (If yes, provide Pay Grade, Rank and any known foreign assignments, and complete any required
        Military Sales Disclosure)............................................................................... [_] yes [_] no

        ________________________________________________________________________________________________________
    I.  Is there an intention that any party, other than the listed Owner or Beneficiary, will obtain any right, title, or interest in any policy issued on the life of the Primary Proposed Insured as a result of this application?......................................................................... [_] yes [_] no
    J.  Does the Owner or Primary Proposed Insured intend to finance any of the premium required to pay for this policy through a financing or loan agreement?............................................... [_]y es [_] no
    K.  Is the Owner, Primary Proposed Insured, or any person or entity, being paid (cash, services, or any other form of payment) as an incentive to enter into this transaction? (If yes, describe the incentive).................................................................................. [_] yes [_] no

        ________________________________________________________________________________________________________
----------------------------------------------------------------------------------------------------------------------------------
12. THE SPACE BELOW MAY ALSO BE USED TO ELABORATE ON ANSWERS TO ANY QUESTIONS ON THIS APPLICATION.

    _____________________________________________________________________________________________________________________________

    _____________________________________________________________________________________________________________________________

    _____________________________________________________________________________________________________________________________

 ICC15-108087                       Page 3 of 4              [BARCODE]

  AGREEMENT, AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION AND SIGNATURES
  I, the Primary Proposed Insured (and any Owner signing below) acknowledge that I have read the statements contained in this application and any attachments or they have been read to me. My answers to the questions in this application are true and complete to the best of my knowledge and belief. I understand that this application: (1) consists of Part A, Part B, and if applicable, related attachments including certain questionnaire(s), supplement(s) and addendum(s); and (2) is the basis for any policy and any rider(s) issued. I understand that no information about me will be considered to have been given to the Company by me unless it is stated in the application. I agree to notify the Company of any changes in the statements or answers given in the application between the time of application and delivery of any policy. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim or void the policy if: (1) such misrepresentation materially affects the acceptance of the risk; and (2) the policy is within its contestable period.
  Except as may be provided in any Limited Temporary Life Insurance Agreement ("LTLIA"), I understand and agree that, even if I paid a premium, no insurance will be in effect under this application or under any new policy or any rider(s) that may be issued by the Company unless or until all three of the following conditions are met: (1) the policy has been delivered and accepted;
(2) the full first modal premium for the issued policy has been paid; and (3) there has been no change in the health of any Proposed Insured(s) that would change the answer to any question in the application before items (1) and (2) in this paragraph have occurred. I understand and agree that, if all three conditions above are not met: (1) no insurance will be in effect; and (2) the Company's liability will be limited to a refund of any premiums paid, regardless of whether loss occurs before premiums are refunded.
  If I have received and accepted the LTLIA, I understand and agree that such insurance is available only on the life of the Primary Proposed Insured under the life policy (and the Other Proposed Insured under a joint and survivorship life policy, if applicable) and only if the conditions set forth in the LTLIA are met. I understand and agree that such temporary insurance is not available as to any riders or any accident and/or health insurance.
  I understand and agree that no agent is authorized to accept risks or pass upon insurability, make or modify contracts, or waive any of the Company's rights or requirements.
  I have received a copy of or have been read the Notices to the Proposed Insured(s).
  I authorize any medical professional; any hospital, clinic or other health care facility; any pharmacy benefit manager or prescription database; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; the Medical Information Bureau (MIB); or any other person or organization that has any records or knowledge of me or my physical or mental health or insurability, or that of any minor child for whom application for insurance is being made, to disclose and give to the Company, its legal representatives, its affiliated service companies, and its affiliated insurers all information they have pertaining to: medical consultations; treatments; surgeries; hospital confinements for physical and/or mental conditions; use of drugs or alcohol; drug prescriptions; or any other information concerning me, or any minor child for whom application for insurance is being made. Other information may include, but is not limited to, items such as: personal finances including credit as permitted; habits; hazardous avocations; motor vehicle records from the Department of Motor Vehicles; court records; or foreign travel, etc.
  I understand that the information obtained will be used by the Company to determine: (1) eligibility for insurance; (2) eligibility for benefits under an existing policy; and (3) verification of answers and statements on this application. I further authorize the Company to conduct a media or electronic search on me. Any information gathered during the evaluation of my application may be disclosed to: other insurers to whom I may apply for coverage; reinsurers; the MIB; other persons or organizations performing business or legal services in connection with my application or claim; me; any physician designated by me; or any person or entity required to receive such information by law or as I may further consent.
  I, as well as any person authorized to act on my behalf, may, upon written request, obtain a copy of this consent. I understand this consent may be revoked at any time by sending a written request to the Company, Attn:
Underwriting Department at P.O. Box 1931, Houston, TX 77251-1931. This consent will be valid for 24 months from the date of this application. I agree that a copy of this consent will be as valid as the original. I authorize the Company, its affiliated insurers, and its affiliated service companies to obtain an investigative consumer report on me. I understand that I may: (1) request to be interviewed for the report; and (2) upon written request, receive a copy of such report.
  [_] Check if you wish to be interviewed.

----------------------------------------------------------------------------------------------------------------
IRS CERTIFICATION: Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding (enter exempt payee code*, if applicable: _____), OR (b) I have not been notified by the Internal Revenue Service (IRS) that
I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c)
the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person*, and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (enter exemption from FATCA reporting code, if applicable: _____).
**Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For contributions to an individual retirement arrangement (IRA) and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. *See General Instructions provided on the IRS Form W-9 available from IRS.gov. ** If you can complete a Form W-9 and you are a U.S. citizen or U.S. resident alien, FATCA reporting may not apply to you. Please consult your own tax advisors.
----------------------------------------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN
THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

OWNER SIGNATURE                                            AGENT(S) SIGNATURE(S)
-----------------------------------------------------
                                                           I certify that the information supplied has been
                                                           truthfully and accurately recorded on the Part A
                                                           application.
                                                           Writing Agent Name (please print) ___________________
X                                                          Writing Agent # _____________________________________
-----------------------------------------------------      Writing Agent Signature X ___________________________
OWNER TITLE ___________________________________________
              (If Corporate Officer or Trustee)            OTHER PARENT OR GUARDIAN SIGNATURE
                                                           ---------------------------------------------------
OWNER SIGNED AT (city, state) _________________________
OWNER SIGNED ON (date) ________________________________

PRIMARY PROPOSED INSURED SIGNATURE (if other than Owner)   X
-----------------------------------------------------      ---------------------------------------------------
                                                             (If under age 16 and coverage exceeds $500,000,
                                                             signature of both parents required.)

X
-----------------------------------------------------
 (If under age 16, signature of parent or guardian)

ICC15-108087                     Page 4 of 4                 [BARCODE]

 LOGO [AIG]                                                      AGENT'S REPORT
                                           POLICY # (IF KNOWN): _______________


[_] AMERICAN GENERAL LIFE INSURANCE COMPANY, 2727-A Allen Parkway, Houston,
TX 77019
[_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, One World Financial Center, 200 Liberty St., New York, NY 10281
A member of American International Group, Inc. (AIG)

In this form, the "Company" refers to the insurance company whose name is checked above. The Company shown above is SOLELY responsible for the obligation and payment of benefits under any policy that it may issue. No other Company is responsible for such obligations or payments.

PROPOSED INSURED


______________________ ____  ______________________ ___________________  _________________________
 First Name             MI    Last Name              Date of Birth        Social Security #

 1. Is more than one application being submitted at this time or pending for the Proposed Insured(s), family members, or business associates? (If Yes, provide details in the
    Remarks section below.)..................................... [_] yes [_] no

 2. Does any Proposed Insured(s) have any existing or pending annuities or life insurance policies? (If yes, certain
    states require completion of replacement-related forms even when other life insurance or annuities are not being
    replaced by the policy being applied for - please attach
    such forms.)................................................ [_] yes [_] no

 3. If yes to question 2, do you have any information the
    Proposed Insured may replace, change, or use any monetary
    value of any existing or pending life insurance policy or
    annuity in connection with the policy being applied for?
    (If yes, please provide details in the Remarks section
    below and attach replacement-related forms.)................ [_] yes [_] no

 4. Are you aware of any other information that would adversely affect the eligibility, acceptability, or insurability of
    any Proposed Insured(s)?.................................... [_] yes [_] no

5A. Will a medical exam be conducted?........................... [_] yes [_] no
5B. If no, did you personally see all Proposed Insured(s) when the application was written?
    (If no, provide explanation in the Remarks section below.).. [_] yes [_] no

 6. If accidental death is applied for, what is the total amount of accident coverage inforce and applied for? _______________

 7. Is applicant applying for an applicable QoL Advantage
    option available on select QoL Products?
    (If yes, complete QoL Advantage Form)....................... [_] yes [_] no

 8. Did you provide the Owner with a Limited Temporary Life
    Insurance Agreement?........................................ [_] yes [_] no

 9. REMARKS, DETAILS, AND EXPLANATIONS (Please include information on any policy collateral assignments, etc.)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


                                Page 1 of 2        [BARCODE]    AGLC108107-2015

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 10. AGENT/AGENCY INFORMATION (Please list servicing agent first)

  Note: The commission designation cannot be 100% for an agent other than the writing agent. Total allocations must equal 100%. Use whole percentages only; 0% is not a valid entry.

                     Agent(s) Splitting          Agency           Local           Agent       Percentage
                         Application             Number        Office Code       Number        of Split
SERVICING AGENT:                                                                                         %
------------------------------------------   --------------- --------------- --------------- -------------
                                                                                                         %
------------------------------------------   --------------- --------------- --------------- -------------
                                                                                                         %
------------------------------------------   --------------- --------------- --------------- -------------
                                                                                                         %
------------------------------------------   --------------- --------------- --------------- -------------
                                                                                                         %
------------------------------------------   --------------- --------------- --------------- -------------

 12. AGENT AGREEMENT AND SIGNATURE

  I certify that the above information is true and complete to the best of my knowledge and belief. If I become aware of information contrary to any of the answers contained in the life insurance application to which this Agent's Report relates or contained in any supplemental applications, questionnaires, or other forms, I will notify the company of such information.

  Writing Agent Name (Please print) ____________________________________  Date ___________________________

  Writing Agent Signature X ____________________________________________

  State License # ______________________________________________________  Phone # ________________________

  Email ________________________________________________________________  Fax # __________________________

                               Page 2 of 2         [BARCODE]    AGLC108107-2015

LOGO [AIG]                                                 HIPAA AUTHORIZATION

HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT ("HIPAA")
AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

                                                       /    /
-------------------------------------------------  --------------
NAME OF INSURED/PROPOSED INSURED (PLEASE PRINT)    DATE OF BIRTH

I, the Insured/Proposed Insured above or the Insured/Proposed Insured's Personal Representative acting on behalf of the Insured/Proposed Insured, hereby authorize all of the people and organizations listed below to give American General Life Insurance Company ("AGL"), The United States Life Insurance Company in the City of New York ("US Life"), and any affiliated company, (AGL, US Life and affiliated companies collectively the "Companies"), and their authorized representatives, including agents and insurance support organizations, (collectively, the "Recipient"), the following information:

    . any and all information relating to my health (except psychotherapy notes) and my insurance policies and claims, including, but not limited to, information relating to any medical consultations, treatments, or surgeries; hospital confinements for physical and mental conditions; use of drugs or alcohol; drug prescriptions; and communicable diseases including HIV or AIDS; and

    . information about me, including my name, address, telephone number, gender and date of birth

I hereby authorize each of the following entities to provide the information outlined above:

    .  any physician, nurse or medical practitioner or practitioner group;

    . any hospital, clinic, other health care facility, pharmacy, or pharmacy benefit manager;

    . any insurance or reinsurance company (including, but not limited to, the Recipient or any of the Companies (as defined above) which may have provided me with life, accident, health, and/or disability insurance coverage, or to which I may have applied for insurance coverage, but coverage was not issued);

    .  any consumer reporting agency or insurance support organization;

    .  my employer, group policy holder, or benefit plan administrator; and

    .  the Medical Information Bureau (MIB).

I understand that the information obtained will be used by the Recipient to:

    .  determine my eligibility for insurance;

    .  underwrite my application for insurance;

    .  determine my eligibility for benefits;

    . if a policy is issued, determine my eligibility for benefits and contestability of the policy; and

    . detect fraud or abuse or for compliance activities, which may include disclosure to MIB and participation in MIB's fraud prevention or fraud detection programs.

I hereby acknowledge that the Companies are subject to certain federal privacy regulations. I understand that information released to the Recipient will be used and disclosed as described in the Notice of Health Information Privacy Practices, but that upon disclosure to any person or organization that is not a health plan or health care provider, the information may no longer be protected by federal privacy regulations.

I may revoke this authorization at any time, except to the extent that action has been taken in reliance on this authorization or other law allows the Recipient to contest a claim under the policy or to contest the policy itself, by sending a written request to: American General Life Companies Service Center, P.O. Box 4373, Houston, TX 77210-4373. I understand that my revocation of this authorization will not affect uses and disclosures of my health information by the Recipient for purposes of underwriting, claims administration and other matters associated with my application for insurance coverage and the administration of any policy issued as a result of that application.

I understand that the signing of this authorization is voluntary; however, if I do not sign the authorization, the Companies may not be able to obtain the information necessary to consider my application.

This authorization will be valid for 24 months. A copy of this authorization will be as valid as the original. I understand that I am entitled to receive a copy of this authorization.

SIGNATURE OF INSURED/PROPOSED INSURED OR INSURED/PROPOSED    RELATIONSHIP ______________________________________
INSURED'S PERSONAL REPRESENTATIVE                            DESCRIPTION OF AUTHORITY OF PERSONAL REPRESENTATIVE
------------------------------------------------
                                                             (if applicable) ___________________________________

X                                                            ___________________________________________________
------------------------------------------------
SIGNED ON (date) _______________________________________     CONTROL NUMBER/POLICY NUMBER ______________________

SIGNOR NAME (printed) __________________________________     ___________________________________________________

                                               [BARCODE]     AGLC100633 Rev0415

LOGO [AIG]                                            BANK DRAFT AUTHORIZATION

[_] AMERICAN GENERAL LIFE INSURANCE COMPANY, 2727-A Allen Parkway, Houston, TX 77019
[_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, One World Financial Center, 200 Liberty St., New York, NY 10281

In this form, the "Company" refers to the insurance company whose name is checked above. The Company shown above is SOLELY responsible for the obligation and payment of benefits under any policy that it may issue. No other Company is responsible for such obligations or payments.

HOW AUTOMATIC BANK DRAFT WORKS: Automatic bank draft is a debit service that offers a convenient way to pay insurance premiums. The Company will collect the insurance premiums from your bank account electronically - you do not need to write checks or mail in any payments. Premium withdrawals will appear on your bank statement, and your statements will be your receipts for payment of your premium.

Policy Number, if available   Name of Insured/Applicant          Policy Number, if available   Name of Insured/Applicant

-----------------------------------------------------------      ----------------------------------------------------------

-----------------------------------------------------------      ----------------------------------------------------------

-----------------------------------------------------------      ----------------------------------------------------------

PAYMENT OPTIONS: PLEASE SELECT ONLY ONE PAYMENT OPTION:

[_] Draft Initial Premium and Draft Subsequent Premiums

    Initial Premium: $__________ [_] At Issue [_] At Submit (Not available for all products or Employer Sponsored Plans)

    Subsequent Premiums, if different: $__________

[_] Draft Only Subsequent Premiums

    Check/Complete one of the following -

     [_] Collected check with application in the amount of $__________.

     [_] Will collect check on delivery.

DRAFT DETAILS: PLEASE PROVIDE THE REQUESTED DETAILS.

Preferred Withdrawal Date (1st-28th) ______________ PLEASE DEBIT MY ACCOUNT FOR ALL OUTSTANDING PREMIUMS DUE.

Frequency:    [_] Monthly  [_] Quarterly  [_] Semi-annual  [_] Annual

Financial Institution Name ____________________________________________________

Financial Institution Address ______________ City, State __________ ZIP________

Type of Account:    [_] Checking    [_] Savings

Routing Number ______ (For checking account draft use routing # listed on check)

Account Number ______ (Do NOT use credit/debit card)

Bank Account Owner(s): (For business accounts, list Business and Authorized Signer Name)

Name 1 (Please Print) ____________________ Email Address 1 ____________________

Date of Birth 1 (MM-DD-YYYY) _____________ SSN1 / TIN 1 _______________________

Name 2 (Please Print) ____________________ Email Address 2 ____________________

Date of Birth 2 (MM-DD-YYYY) _____________ SSN2 / TIN 2 _______________________

Bank Account Owner's Address: (For business accounts, list Business Address)

Street ______________________ City ____________ State __________ ZIP __________

                                Page 1 of 2         [BARCODE]  AGLC108493-2015

AGREEMENT:

I (we) hereby authorize and request the Company or its representative to initiate electronic or other commercially accepted-type debits against the indicated bank account in the depository institution named ("Depository") for the payment of premiums and other indicated charges due on the contract(s) listed, and to continue to initiate such debits in the event of a conversion, renewal, or other change to any such contract(s). I (we) hereby agree to indemnify and hold the Company harmless from any loss, claim, or liability of any kind by reason of dishonor of any debit or otherwise related to this authorization.

I (we) understand that this Authorization will not affect the terms of the contract(s), other than the mode of payment, and that if premiums are not paid within the applicable grace period, the contract(s) will terminate, subject to any applicable non-forfeiture provision. I acknowledge that notice of premiums due shall be waived and that the debit appearing on my bank statement shall constitute my receipt of payment, but no payment is deemed made until the Company receives actual payment in its Service Center.

I (we) authorize the Company to obtain information and/or reports from a consumer reporting agency or other company(ies) in order to verify, validate and/or authenticate the information and answers presented on this form. Any information gathered may be disclosed to any person or entity required to receive such information by law or as I may further consent.

I (we) agree that this Authorization may be terminated by me or the Company at any time and for any reason by providing thirty (30) days' written notice of such termination to the non-terminating party and may be terminated by the Company immediately if any debit is not honored by the Depository named for any reason. This request must be dated and all required signatures must be written in ink, using full legal names. This request must be dated and signed by the Bank Account Owner(s) as his/her name appears on bank records for the account provided on this authorization.


SIGNATURE OF BANK ACCOUNT OWNER                                  SIGNATURE OF BANK ACCOUNT OWNER, IF JOINT ACCOUNT
----------------------------------------------------             ---------------------------------------------------------


X                                                                X
----------------------------------------------------             ---------------------------------------------------------
DATE ______________________________________________________      DATE __________________________________________________________

PLEASE ATTACH VOIDED CHECK FOR CHECKING ACCOUNT DRAFT OR DEPOSIT SLIP FOR SAVINGS ACCOUNT DRAFT.

                                Page 2 of 2        [BARCODE]    AGLC108493-2015

                 LEAVE THIS FORM WITH THE PROPOSED INSURED(S)
                      NOTICES TO THE PROPOSED INSURED(S)


AMERICAN GENERAL LIFE             THE UNITED STATES LIFE INSURANCE
INSURANCE COMPANY, HOUSTON, TX    COMPANY IN THE CITY OF NEW YORK, NEW YORK, NY


You have applied for life insurance with one of the insurance companies identified above ("Company"). This notice is provided on behalf of that Company.
--------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT

Pursuant to the Federal Fair Credit Reporting Act, as amended (15 U.S.C.
1681d), notice is hereby given that, as a component of our underwriting process relating to your application for life or health insurance, the Company may request an investigative consumer report that may include information about your character, general reputation, personal characteristics and mode of living.

This information may be obtained through personal interviews with your neighbors, friends, associates and others with whom you are acquainted or who may have knowledge concerning any such items of information. You have a right to request in writing, within a reasonable period of time after receiving this notice, a complete and accurate disclosure of the nature and scope of the investigation the Company requests. You should direct this written request to the Company at:

P.O. Box 1931
Houston, TX 77251-1931

Upon receipt of such a request, the Company will respond by mail within five business days.
--------------------------------------------------------------------------------
MEDICAL INFORMATION BUREAU

Information regarding your insurability will be treated as confidential. The Company or its reinsurers may, however, make a brief report thereon to MIB, Inc., formerly known as Medical Information Bureau, a not-for-profit membership organization of insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, MIB, upon request, will supply such company with the information about you in its file.

Upon receipt of a request from you, MIB will arrange disclosure of any information it may have in your file. Please contact MIB at 866-692-6901 (TTY 866-346-3642). If you question the accuracy of information in MIB's file, you may contact MIB and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of MIB's information office is 50 Braintree Hill Park, Suite 400, Braintree, Massachusetts 02184-8734.

The Company, or its reinsurers, may also release information in its file to other insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted. Information for consumers about MIB may be obtained on its website at www.mib.com.
--------------------------------------------------------------------------------
INSURANCE INFORMATION PRACTICES

To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources. This information may in certain circumstances be disclosed to third parties without your specific authorization as permitted or required by law.

You have the right to access and correct this information, except information that relates to a claim or a civil or criminal proceeding.

Upon your written request, the Company will provide you with a more detailed written notice explaining the types of information that may be collected, the types of sources and investigative techniques that may be used, the types of disclosures that may be made and the circumstances under which they may be made without your authorization, a description of your rights to access and correct information and the role of insurance support organizations with regard to your information.

If you desire additional information on insurance information practices you should direct your requests to the Company at: P.O. Box 1931, Houston, TX 77251-1931
--------------------------------------------------------------------------------
TELEPHONE INTERVIEW INFORMATION

To help process your application as soon as possible, the Company may have one of its representatives call you by telephone, at your convenience, and obtain additional underwriting information.
--------------------------------------------------------------------------------
USA PATRIOT ACT (THIS NOTICE IS PRINTED IN COMPLIANCE WITH SECTION 326 OF THE USA PATRIOT ACT)

IMPORTANT INFORMATION ABOUT PROCEDURES FOR APPLYING FOR AN INSURANCE POLICY OR ANNUITY CONTRACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including insurance companies, to obtain, verify, and record information that identifies each person who opens an account, including an application for an insurance policy or annuity contract.

What this means for you: When you apply for an insurance policy or annuity contract, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

                                           [BARCODE]    AGLC102112-2011 Rev0415

-------------------------------------------------------------------------------
            Limited Temporary Life Insurance Agreement (Agreement)
-------------------------------------------------------------------------------

   THIS AGREEMENT PROVIDES A LIMITED AMOUNT OF LIFE INSURANCE COVERAGE FOR A LIMITED PERIOD OF TIME, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH BELOW.
   SUCH INSURANCE IS NOT AVAILABLE FOR ANY RIDERS OR ACCIDENT AND/OR HEALTH
                     INSURANCE. PLEASE FOLLOW STEPS 1 - 4.

1. CHECK APPROPRIATE COMPANY:

   [_] American General Life Insurance Company, Houston, TX
   [_] The United States Life Insurance Company in the City of New York, New
       York, NY

   In this Agreement, "Company" refers to the insurance company whose name is checked above, which is responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments. In this Agreement, "Policy" refers to the Policy or Certificate applied for in the application. In this Agreement, "Proposed Insured(s)" refers to the Primary Proposed Insured under the life policy and the Other Proposed Insured under a joint life or survivorship policy, if applicable.

2. COMPLETE THE FOLLOWING: (please print)
-------------------------------------------------------------------------------
   Primary Proposed Insured _______________________________________________

   Other Proposed Insured _________________________________________________
                 (applicable only for a joint life or survivorship policy)

   Owner (if other than Primary Proposed Insured) _________________________

   Modal Premium Amount Received __________________________________________

   Date of Policy Application _____________________________________________
-------------------------------------------------------------------------------
3. ANSWER THE FOLLOWING QUESTIONS:                                  Yes   No
-------------------------------------------------------------------------------
   a. Has any Proposed Insured ever been diagnosed with, or sought treatment from a member of the medical profession for any of the following: a heart attack; stroke; coronary artery
      disease or other heart disease; cancer; diabetes; or
      disorder of the immune system, including but not limited to
      Acquired Immune Deficiency Syndrome (AIDS) or infection by
      the Human Immunodeficiency Virus (HIV)?                       [_]   [_]
-------------------------------------------------------------------------------
   b. Has any Proposed Insured, during the last two years: (1)
      been confined in a hospital or other health care facility
      (except for childbirth without complications); (2) received medical treatment or counseling for alcohol or drug use; or
      (3) been advised to have any diagnostic test or surgery not yet performed (except for those tests related to the Human
      Immunodeficiency Virus (HIV))?                                [_]   [_]
-------------------------------------------------------------------------------
   c. Is any Proposed Insured either less than 14 days old or over
      age 70 1/2?                                                   [_]   [_]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   STOP If the correct answer to any question above is YES, or any question is answered falsely or left blank, coverage is not available under this Agreement and it is void. This form should not be completed and premium may not be collected. Any collection of premium will not activate coverage under this Agreement.
-------------------------------------------------------------------------------
4. COMPLETE AND SIGN THIS SECTION:

   Any misrepresentation contained in this Agreement and relied on by the Company may be used to deny a claim or to void this Agreement. The Company is not bound by any acts or statements that attempt to alter or change the terms of this Agreement.

   I, the Owner, have received a copy of this two-page Agreement and read it or have had it read to me and agree to be bound by the terms and conditions stated herein on the following page.

                                                       OTHER PROPOSED INSURED (OPI) SIGNATURE
 OWNER SIGNATURE                                       (if other than Owner)
--------------------------------------------          ----------------------------------------------



 X                                                     X
--------------------------------------------          ----------------------------------------------
                                                        (If under age 16 and coverage exceeds
 OWNER SIGNED ON (date) ___________________________     $500,000, signature of both parents
 PRIMARY PROPOSED INSURED (PPI) SIGNATURE               required.)
 (if other than Owner)
--------------------------------------------           OPI SIGNED ON (date) ____________________________
                                                       WRITING AGENT NAME (please print) _______________
                                                       WRITING AGENT # _________________________________

 X
--------------------------------------------
  (If under age 16, signature of parent or
  guardian)
 PPI SIGNED ON (date) _____________________________
AGENT INSTRUCTIONS: Complete, sign, and
date page 1. Leave page 1 and page 2 with
Owner. Return a copy, or a duplicate
original, of page 1 with the application.

ICC15-108090                     Page 1 of 2                 [BARCODE]

             TERMS AND CONDITIONS OF COVERAGE UNDER THIS AGREEMENT

A. ELIGIBILITY FOR COVERAGE: If the correct answer is YES to any of the questions listed above, temporary insurance is NOT available and this Agreement is void.

   Agents do not have authority to waive these requirements or to collect premium by any means including cash, check, bank draft authorization, credit card authorization, salary savings, government allotment, payroll deduction or any other monetary instrument if any Proposed Insured is ineligible for coverage under this Agreement.

B. WHEN COVERAGE WILL BEGIN:
   COVERAGE WILL BEGIN WHEN ALL OF THE FOLLOWING CONDITIONS HAVE BEEN MET:

   . Part A of the application must be completed, signed and dated; and . The first modal premium must be paid; and . Part B of the application must be completed, signed and dated and all medical exam requirements satisfied.

Coverage under this Agreement will not exist until all of the conditions listed above have been met.

   The first modal premium will be considered paid, if one of the following valid items is submitted with Part A of the application and that payment is honored: (i) a check in the amount of the first modal premium; (ii) a completed and signed Bank Draft Authorization; (iii) a completed and signed Credit Card Authorization form; (iv) a completed and signed salary savings authorization; (v) a completed and signed government allotment authorization; (vi) a completed and signed payroll deduction authorization. Temporary life insurance under this Agreement will not begin if any form of payment submitted is not honored. All premium payments must be made payable to the Company checked above. Do not leave payee blank or make payable to the agent. The prepayment for this temporary insurance will be applied to the first premium due if the policy is issued, or refunded if the Company declines the application or if the policy is not accepted by the Owner.

C. WHEN COVERAGE WILL END:
   COVERAGE UNDER THIS AGREEMENT WILL END at 12:01 A.M. ON THE EARLIEST OF THE FOLLOWING DATES:

   . The date the policy is delivered to the Owner or his/her agent and all amendments and delivery requirements have been completed;
   . The date the Company mails or otherwise provides notice to the Owner or his/her agent that it was unable to approve the requested coverage at the premium amount quoted and a counter offer is made by the Company;
   . The date the Company mails or otherwise provides notice to the Owner or his/her agent that it has declined or cancelled the application;
   . The date the Company mails or otherwise provides notice to the Owner or his/her agent that the application will not be considered on a prepaid basis;
   . The date the Company mails or otherwise provides a premium refund to the
     Owner or his/her agent; or
   . 60 calendar days from the date coverage begins under this Agreement.

D. The Company will pay the death benefit amount described below to the beneficiary named in the application if:
   . The Company receives due proof of death that the Primary Proposed Insured
     (and the Other Proposed Insured if the application was for a joint life or survivorship policy) died, while the coverage under this Agreement was in effect, except due to suicide; and
   . All eligibility requirements and conditions for coverage under this Agreement have been met.

   The total death benefit amount pursuant to this Agreement and any other limited temporary life insurance agreements covering the Primary Proposed Insured (and the Other Proposed Insured if the application was for a joint life or survivorship policy) will be the LESSER of:

   . The Plan amount applied for to cover the Proposed Insured(s) under the base life policy; or
   . $1,000,000 plus the amount of any premium paid for coverage in excess of
     $1,000,000 ; or
   . If death is due to suicide, the amount of premium paid will be refunded, and no death benefit will be paid.




AGENT INSTRUCTIONS: Complete,
sign, and date page 1. Leave
page 1 and page 2 with Owner.
Return a copy, or a duplicate
original, of page 1 with the
application.

ICC15-108090                       Page 2 of 2              [BARCODE]